UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.2577

(Registrant’s telephone number, including area code)

Sareena Khwaja-Dixon, Secretary

Clough Funds Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:     October 31

Date of reporting period:  April 30, 2020

Item 1.	Report to Stockholders.

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Performance	4
Disclosure of Fund Expenses	7
Statement of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	20
Additional Information	31
Investment Advisory Agreement Approval	32

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-425-6844 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at http://www.cloughglobal.com/open-end-funds/overview/cloax.

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2020 (Unaudited)

To Our Investors,

First, we at Clough Capital Partners L.P. extend our best wishes to all our relationships in this extraordinary time, and hope this update finds you safe and healthy. Our investment team, along with our in-house trading, legal, finance, IT, distribution, and compliance colleagues are up and running seamlessly thanks to the important investments we have made in our infrastructure during our 20-year history.

For the semi-annual period ending April 30, 2020, the Clough Global Long/Short Fund (the “Fund”) had a total return of -4.57% for Class I, compared to -7.43% for the MSCI All Country World Index and -4.21% for the HFRI Equity Hedge (Total) Index. See total returns chart for the performance of all other share classes.

The fiscal first half performance (November 1, 2019 – April 30, 2020) for the Fund bore the brunt of a full-blown panic over the coronavirus (COVID-19) attack and subsequent economic shutdown. The stock market decline in March reflected the most intensive scramble for cash ever. Forced deleveraging occurred in hedge funds, mortgage real estate investment trusts (“REITs”) and other traditional users of leverage. The speed and extent of the decline was exceeded only twice in the last 100 years, during the Great Depression and the Global Financial Crisis in 2007-2008. By the end of April, the Federal Reserve (the “Fed”) and U.S. Department of Treasury were responding with the strongest reflationary effort since WWII.

These new programs are likely, in our view, to put enough cash in the economy to turn or at least stem the tide for both the economy and financial markets. The blizzard of announcements from the Treasury and the Fed include cash payments to individuals, small business loans, and various related grants. This infusion of liquidity potentially amounts to 35 to 40% of gross domestic product (“GDP”), an impressive sum. Now authorized to buy paper in unlimited amounts, from banks and non-banks alike, the central bank is trying to make sure there are no cash shortages anywhere in the economy. We think this is likely to support the financial markets while the COVID 19 infection rate levels off. Liquidity being injected into capital markets will go somewhere, and it will still be there when the COVID-19 crisis passes. In the meantime, many stocks are down significantly and valuations for equities are currently much more attractive.

The Fund is using the current market dislocations to make significant investments in technology, healthcare, the emerging mortgage cycle, and attractive income from COVID-19-free sectors in the corporate bond market. We still believe more than ever in a lower for longer interest rate environment. In addition to long duration U.S. Treasuries, the Fund also expressed a low rate view by holding Eurodollar futures (Eurodollars are U.S. bank deposits held abroad and their values rise as the rates on bank deposit decline, which of course is happening). This type of approach is likely to be an effective tool, in our view, if deposit rates go negative.

Technology still has strong tailwinds. For one, we think cloud spending won’t slow. The months of being trapped and tethered to our homes will show us that telecommuting works. Broadband use for work, entertainment, and shopping is surging during the pandemic lockdown and we think that will speed up the 6 GHz mid-band spectrum that is so useful for the rollout of 5G. In any event, demand for 5G services will likely explode. The growth in the uses of artificial intelligence and machine learning will also likely spur a far more rapid buildout of 5G capability.

In March, the focus on healthcare quickly switched from the presidential race to COVID-19 with its unprecedented demand shock. The pandemic has delayed non-essential medical procedures, slowed clinical trials, and interrupted new drug and medical device launches. But it has also created opportunities by accelerating the shift toward virtual care and telemedicine, innovative pharmaceutical and biotech development, and new vaccines and treatments for this treacherous disease. The solution to the economic shutdown will be found in science and biology. While the government stimulus is important to reviving the economy, isolating and launching a treatment that slows replication of COVID-19 in the human body so that our immune system can catch up and fight the virus is the real solution to getting back to normal.

We believe the pending mortgage cycle could be very significant as interest rates have collapsed from the economic slowdown. With the 10-year Treasury well below 1%, the management team of First American Financial Corp, one of the largest title insurers, recently estimated that there is $8 trillion dollars of mortgages in the U.S. that are eligible for refinancing and only $1 to $2 trillion in capacity to originate and process these potential transactions. Our investments in this area will focus on pure plays that we believe are likely to directly benefit from the mortgage cycle in origination, title insurance, as well as best in class homebuilders.

We have been of the view for some time now that sustainable yield will be in short supply. The pandemic and the economic fallout will only exacerbate this shortage. With the recent sell-off in corporate debt, we believe investment grade corporate bonds in non COVID-19 sectors, like software and pharmaceuticals, can offer equity-like returns with much lower volatility. Some high-quality REITs in the medical office building sector as well as higher quality agency mortgage REITs and business development companies (“BDCs”) with the liquidity and balance sheet to ride out the economic downturn can offer 5% to 10% dividend yields at significant discounts to book value.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2020 (Unaudited)

Top 5 Contributors for the Fund’s first fiscal half of the year:

Teladoc Health Inc (TDOC), is the leading telemedicine company in the U.S. The stock gained as the COVID-19 pandemic accelerated the shift from in-office medicine to telemedicine. In April, TDOC raised its 2020 revenue guidance on increased demand for telemedicine. We believe this shift away from in-office visits will continue after the pandemic has passed. TDOC remains a core holding in the Fund.

Amazon.com Inc (AMZN): for years, Amazon has tried to get prime users to buy groceries online with limited success. The pandemic has changed that with e-commerce penetration spiking even in categories like groceries that had been considered difficult. We believe the crisis will continue to improve the trajectory of e-commerce adoption.

Microsoft Corp (MSFT): the pandemic is accelerating the transition to cloud-hosted software. Microsoft Azure and Office 365 both continue to grow rapidly through this period despite the economic weakness. The advantage of cloud-based software is that the software can be hosted, launched, and used remotely at home, away from the office.

Zai Lab Ltd (ZALB), is a China-based biotechnology company with a broad range of in-licensed products, gained during the first quarter. The company announced strong results for its oncology product launch, reiterated its expected 2020 milestones (implying minimal disruption from COVID-19), and completed a successful capital raise in January. The Fund continues to hold the position.

Netflix Inc (NFLX) is a core position in the Fund as we believe the global transition to video streaming is still in the early stages. The pandemic drove increased usage in the first quarter and management announced new subscriber data that beat lofty expectations. We continue to like the stock given its unrivaled content distribution and management team.

Top 5 Detractors for the Fund’s first fiscal half of the year:

Citigroup Inc (C): the U.S. money center banks were sold off by investors over 50% in a matter of weeks. We believe the move lower to this degree was overdone. While there will certainly be losses on the balance sheet, Citigroup does not have significant exposure to the hardest hit areas of the economy like energy, restaurants, and travel and leisure. Unlike 2008, Citi, as well as JPMorgan Chase & Co and Bank of America Corp, are operating with much lower leverage and greater liquidity and will be much better situated to recover from the collapse in economic activity. The Fund continues to hold the position.

Two Harbors Investment Corp (TWO) and PennyMac Mortgage Investment Trust (PMT) are agency mortgage REITs that suffered significant hits to book value during the first half of the year and were forced to reduce their dividends. Funding costs increased for both while the pricing of the mortgages they hold fell violently. We believe that the management teams at TWO and PMT are good operators of their REITs, but we believe there are other sectors that can recover quicker from the March lows and have exited the positions.

Golub Capital BDC Inc (GBDC) is a BDC with a long and successful track record in managing credit to middle market companies. Given the rapid decline in the economy and the stress it would put on many of its portfolio companies, Golub reduced its dividend and launched a rights offering to shore up its balance sheet and have dry powder to take advantage of distressed valuations in the market. The rights offering was a short term hit to pricing. However, we believe GBDC offers significant potential going forward in a recovery. The Fund participated in the rights offering and currently maintains its position in GBDC.

Ladder Capital Corp (LADR) is a commercial mortgage REIT. Ladder’s portfolio came under tremendous pressure during March. Investors, worried over questions of rent forbearance and future demand for apartments, hotels, and office space, quickly sold vehicles with commercial exposure like LADR. Similar to PMT and TWO, we believe LADR’s management is very sound. However, we believe the recovery could take some time for LADR and have exited the position.

The hedge book served the Fund well during the first half of the year. With valuations over sold across many sectors, the Fund has covered many of its short positions while maintaining long term positions in sectors like European banks. We believe long duration U.S. Treasuries and the previously mentioned Eurodollar futures are, for the time being, more likely sources of potential protection for the Fund’s long equity book.

As always, please don’t hesitate to reach out to us with any questions. Be safe and we hope to see many of you in person as soon as possible.

Sincerely,

Charles I. Clough, Jr.	Robert M. Zdunczyk

Semi-Annual Report | April 30, 2020	3

Clough Global Long/Short Fund	Portfolio Performance

April 30, 2020 (Unaudited)

Performance (as of April 30, 2020)

	1 Month	Quarter	6 Month	1 Year	Since Inception(a)
Class I - NAV	6.47%	-7.50%	-4.57%	-3.12%	1.40%
Investor Class - NAV(e)	6.45%	-7.51%	-4.63%	-3.34%	1.10%
Class A - NAV(f)	6.45%	-7.51%	-4.63%	-3.34%	1.10%
Class A - MOP(f)	0.56%	-12.56%	-9.84%	-8.69%	0.04%
Class C - NAV	6.33%	-7.71%	-5.01%	-4.05%	0.47%
Class C - CDSC	5.33%	-8.63%	-5.96%	-5.01%	0.47%
MSCI All Country World Index(b)	10.76%	-11.83%	-7.43%	-4.43%	5.67%
HFRI Equity Hedge Index(c)	6.78%	-7.19%	-4.21%	-4.44%	2.63%
S&P 500 Index(d)	12.82%	-9.26%	-3.16%	0.86%	8.93%

The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Performance reflects the deduction of management fees and other applicable expenses and includes reinvested distributions and capital gains. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not reflect the redemption fee, which, if reflected, would reduce the performance quoted. For the most current month-end performance data please call 1-855-425-6844.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 5.50%. Contingent Deferred Sales Charge (CDSC) performance for Class C shares includes a 1.00% CDSC on Class C shares redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include these sales charges.

(a)	The performance data quoted for periods prior to October 1, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by the Adviser and was reorganized into the Fund as of the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund and has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund's performance might have been higher or lower for a given period depending on the amount of such expenses incurred for any given period. The Predecessor Fund commenced operations on January 2, 2015.

(b)	The MSCI All Country World Index is a float-adjusted, capitalization weighted index that is designed to measure the equity market performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Both indices referenced herein reflect the reinvestment of dividends. The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

(c)	An index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates

(d)	The S&P 500 Index is a float-adjusted, capitalization-weighted index which measures the performance of 500 of the largest U.S. equities representing all major industries.

(e)	On December 1, 2017, Class A was renamed Investor Class.

(f)	A new Class A commenced operations on June 29, 2018.

Total returns for periods greater than one year are annualized.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees, allocations or expenses to which the Fund is subject, and there are significant differences between the Fund's investments and the components of the indices referenced herein.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Allocation

April 30, 2020 (Unaudited)

Performance of $1,000,000 Initial Investment (as of April 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Previous reports presented the performance of Investor Class. The historical performance prior to September 30, 2015 is that of the Predecessor Fund. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)(a)
PennyMac Financial Services, Inc.	2.65%
Micron Technology, Inc.	2.61%
Bank of America Corp.	2.57%
JPMorgan Chase & Co.	2.49%
Citigroup, Inc.	2.31%
U.S. Treasury Bond	2.20%
Eurodollar 90 Day	2.12%
Amazon.com, Inc.	2.11%
Microsoft Corp.	2.07%
Alibaba Group Holding, Ltd.	1.55%
Top Ten Holdings	22.68%

(a)	Holdings are subject to change without notice. The exposure figures reported include the market value of futures, notional value of swaps and do not include cash holdings.

Semi-Annual Report | April 30, 2020	5

Clough Global Long/Short Fund	Portfolio Allocation

April 30, 2020 (Unaudited)

Sector Allocation (as a % of Net Assets)(a)	Long	Short	Gross	Net
Information Technology	24.12%	-3.63%	27.75%	20.49%
Fixed Income	16.03%	0.00%	16.03%	16.03%
Financials	16.31%	-2.67%	18.98%	13.64%
Consumer Discretionary	12.32%	-0.27%	12.59%	12.05%
Health Care	15.55%	-3.95%	19.50%	11.60%
Communication Services	4.19%	0.00%	4.19%	4.19%
Real Estate	3.58%	0.00%	3.58%	3.58%
Consumer Staples	2.61%	0.00%	2.61%	2.61%
Industrials	1.92%	0.00%	1.92%	1.92%
Energy	0.31%	0.00%	0.31%	0.31%
Hedges	2.93%	-5.96%	8.89%	-3.03%
Total Investments	99.87%	-16.48%	116.35%	83.39%

Country Allocation (as a % of Net Assets)(a)	Long	Short	Gross	Net
United States	55.60%	-4.10%	59.70%	51.50%
China	16.49%	0.00%	16.49%	16.49%
U.S. Multinationals(b)	17.26%	-10.27%	27.53%	6.99%
Europe	7.43%	-2.11%	9.54%	5.32%
Other - Emerging Markets	1.54%	0.00%	1.54%	1.54%
India	0.95%	0.00%	0.95%	0.95%
Other - Developed Markets	0.60%	0.00%	0.60%	0.60%
Total Investments	99.87%	-16.48%	116.35%	83.39%

(a)	Allocation summaries and top ten long holdings calculated as percent of total net assets using market value of cash traded securities, notional value of derivative contracts and excluding short-term investments.

(b)	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

6	www.cloughglobal.com

Clough Global Long/Short Fund	Disclosure of Fund Expenses

April 30, 2020 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2019 and held through April 30, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2019 – April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expense Ratio(a)(b)	Expenses Paid During period 11/01/19 - 4/30/20(c)
Clough Global Long/Short Fund
Class I
Actual	$1,000.00	$954.30	1.54%	$7.48
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	1.54%	$7.72
Investor Class
Actual	$1,000.00	$953.70	1.80%	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	1.80%	$9.02
Class A
Actual	$1,000.00	$953.70	1.80%	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	1.80%	$9.02
Class C
Actual	$1,000.00	$949.90	2.54%	$12.31
Hypothetical (5% return before expenses)	$1,000.00	$1,012.23	2.54%	$12.71

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.25%, 1.51%, 1.52%, and 2.25% for Class I, Investor Class, Class A, and Class C respectively

(b)	Annualized, based on the Fund's most recent fiscal half year expenses.

(c)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/366 (to reflect the half-year period).

Semi-Annual Report | April 30, 2020	7

Clough Global Long/Short Fund	Statement of Investments

April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 76.66%
Communication Services 4.19%
Facebook, Inc. - Class A(a)	1,600	$327,536
GCI Liberty, Inc. - Class A(a)	4,881	296,911
Netflix, Inc.(a)	846	355,193
Tencent Holdings, Ltd.	8,800	473,344
T-Mobile US, Inc.(a)	5,350	469,730
		1,922,714

Consumer Discretionary 12.32%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)	1,730	350,619
Alibaba Group Holding, Ltd.(a)	27,970	710,750
Amazon.com, Inc.(a)	392	969,808
Carnival Corp.	13,300	211,470
Carvana Co.(a)	4,618	369,948
DR Horton, Inc.	7,900	373,038
JD.com, Inc. - ADR(a)	14,500	624,950
Lennar Corp. - Class A	7,400	370,518
Li Ning Co., Ltd.	126,000	397,382
Meituan Dianping - Class B(a)	30,700	411,049
Melco Resorts & Entertainment, Ltd. - ADR	15,500	245,210
Royal Caribbean Cruises Ltd.	4,600	215,142
Sands China, Ltd.	59,200	243,596
Service Corp. International	4,436	162,979
		5,656,459

Consumer Staples 0.83%
Sun Art Retail Group, Ltd.	227,500	379,142

Energy 0.31%
Scorpio Tankers, Inc.	6,500	142,285

Financials 16.29%
AGNC Investment Corp.(b)	36,000	447,120
AIA Group, Ltd.	50,200	465,900
Bank of America Corp.(b)	49,150	1,182,058
Barings BDC, Inc.	51,100	345,436
Citigroup, Inc.	21,849	1,060,987
First American Financial Corp.	7,300	336,676
Golub Capital BDC, Inc.	25,200	258,552
HDFC Bank, Ltd.	32,612	435,058
JPMorgan Chase & Co.(b)	11,950	1,144,332
PennyMac Financial Services, Inc.(b)	40,300	1,215,851
Ping An Insurance Group Co. of China, Ltd. - Class H	20,900	214,864
TPG Specialty Lending, Inc.	22,700	373,642
		7,480,476
Health Care 14.54%
1Life Healthcare, Inc.(a)	6,000	148,020
Alphamab Oncology(a)(c)	1,183	2,594
	Shares	Value
Health Care (continued)
Amgen, Inc.	1,387	$331,798
Apellis Pharmaceuticals, Inc.(a)	13,500	462,645
BeiGene, Ltd. - ADR(a)	1,170	178,811
CRISPR Therapeutics AG(a)	13,881	682,945
Flexion Therapeutics, Inc.(a)	7,200	76,608
Galapagos NV - Sponsored ADR(a)	560	123,452
Gilead Sciences, Inc.	2,700	226,800
Gossamer Bio, Inc.(a)	31,300	407,526
GW Pharmaceuticals PLC - ADR(a)	3,563	356,799
IDEXX Laboratories, Inc.(a)	175	48,580
Idorsia, Ltd.(a)	18,601	538,037
Mirati Therapeutics, Inc.(a)	3,800	323,152
Regeneron Pharmaceuticals, Inc.(a)	1,330	699,420
SmileDirectClub, Inc.(a)	28,800	222,336
Tandem Diabetes Care, Inc.(a)	1,100	87,758
Teladoc Health, Inc.(a)(b)	2,180	358,806
Thermo Fisher Scientific, Inc.	958	320,624
Veracyte, Inc.(a)	4,970	134,041
Vertex Pharmaceuticals, Inc.(a)	988	248,186
Zai Lab, Ltd. - ADR(a)	6,520	408,934
Zimmer Biomet Holdings, Inc.	1,110	132,867
Zoetis, Inc.	1,224	158,276
		6,679,015

Industrials 0.48%
Uber Technologies, Inc.(a)	7,300	220,971

Information Technology 24.12%
Adobe, Inc.(a)	1,020	360,713
Apple, Inc.	1,760	517,088
Cadence Design Systems, Inc.(a)	2,830	229,598
Coupa Software, Inc.(a)	1,700	299,353
Crowdstrike Holdings, Inc. - Class A(a)	3,500	236,810
GDS Holdings, Ltd. - ADR(a)	5,240	300,357
HubSpot, Inc.(a)	1,314	221,580
Infineon Technologies AG	6,194	115,052
Intel Corp.	7,600	455,848
Lam Research Corp.(b)	1,080	275,702
Mastercard, Inc. - Class A	1,404	386,058
MediaTek, Inc.	19,000	265,162
Microchip Technology, Inc.	6,900	605,337
Micron Technology, Inc.(a)	25,049	1,199,597
Microsoft Corp.(b)	5,305	950,709
NVIDIA Corp.	1,620	473,494
Okta, Inc.(a)	1,810	273,853
PayPal Holdings, Inc.(a)(b)	3,910	480,930
Qorvo, Inc.(a)	2,540	248,996
RingCentral, Inc. - Class A(a)	1,210	276,521
salesforce.com, Inc.(a)	2,482	401,960
Samsung Electronics Co., Ltd.	5,376	220,608
ServiceNow, Inc.(a)	1,258	442,237
Shopify, Inc. - Class A(a)	435	275,046

8	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2020 (Unaudited)

	Shares	Value
Information Technology (continued)
Silergy Corp.	5,770	$231,875
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	4,200	223,146
Teradyne, Inc.	3,500	218,890
Visa, Inc. - Class A	1,652	295,246
Workday, Inc. - Class A(a)	2,390	367,821
Zoom Video Communications, Inc. - Class A(a)	1,700	229,789
		11,079,376

Real Estate 3.58%
Community Healthcare Trust, Inc.	15,600	580,320
KWG Group Holdings, Ltd.	160,000	235,692
Longfor Properties Co., Ltd.	43,000	217,704
Physicians Realty Trust	16,600	255,972
SBA Communications Corp.	1,230	356,601
		1,646,289

TOTAL COMMON STOCKS
(Cost $31,091,153)		35,206,727

RIGHTS 0.02%
Financials 0.02%
Golub Capital BDC, Inc.	12,475	8,028

TOTAL RIGHTS
(Cost $0)		8,028

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.61%
Call Options Purchased 0.13%
CRISPR Therapeutics AG
07/17/20, $55, $688,800	140	59,500

Total Call Options Purchased
(Cost $110,976)		59,500

Put Options Purchased 0.48%
S&P 500 Index
05/15/20, $2,600, $14,562,150	50	64,000
S&P 500 Index
07/17/20, $2,700, $2,912,430	10	97,850
SPDR S&P Biotech ETF
06/19/20, $85, $2,054,580	220	61,050

Total Put Options Purchased
(Cost $593,339)		222,900

TOTAL PURCHASED OPTIONS
(Cost $704,315)		282,400
Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 14.20%
Amgen, Inc.
02/21/2030, 2.450%	$300,000	$310,413
Arizona Public Service Co.
05/15/2046, 3.750%	144,000	163,898
AstraZeneca PLC
01/17/2029, 4.000%	300,000	353,108
Biogen, Inc.
09/15/2025, 4.050%	200,000	222,414
Boston Scientific Corp.
03/01/2029, 4.000%	300,000	336,922
Broadcom, Inc.
04/15/2030, 5.000%(c)	250,000	280,496
Commonwealth Edison Co.
01/15/2044, 4.700%	300,000	399,968
Eli Lilly and Co.
03/15/2029, 3.375%	300,000	342,304
Goldman Sachs Capital II
Perpetual, 3M US L + 0.768%(d)(e)	357,000	288,552
Healthcare Realty Trust, Inc.
01/15/2028, 3.625%	300,000	300,287
Home Depot, Inc.
09/15/2056, 3.500%	300,000	339,307
JPMorgan Chase & Co.
Series II, Perpetual, 1D US SOFR + 2.745%(d)(e)	$500,000	435,313
Marriott International, Inc.
03/01/2021, 2.875%	200,000	196,136
Massachusetts Mutual Life Insurance Co.
04/15/2050, 3.375%(c)	250,000	256,873
Mellon Capital IV
Series 1, Perpetual, 3M US L + 0.565%(d)(e)	243,000	219,124
MidAmerican Energy Co.
09/15/2043, 4.800%	300,000	399,406
NortonLifeLock, Inc.
04/15/2025, 5.000%(c)	300,000	303,375
PNC Financial Services Group, Inc.
01/22/2030, 2.550%	250,000	257,136
PulteGroup, Inc.
03/01/2026, 5.500%	200,000	213,910
Seagate HDD Cayman
06/01/2027, 4.875%	220,000	229,771
Toll Brothers Finance Corp.
11/01/2029, 3.800%	250,000	235,325
USB Capital IX
Perpetual, 3M US L + 1.020%(d)(e)	233,000	189,137
Wachovia Capital Trust III
Perpetual, 3M US L + 0.93%(d)(e)	250,000	248,725

TOTAL CORPORATE BONDS
(Cost $6,506,482)		6,521,900

Semi-Annual Report | April 30, 2020	9

Clough Global Long/Short Fund	Statement of Investments

April 30, 2020 (Unaudited)

Description/Maturity Date/Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 2.58%
U.S. Treasury Bond
11/15/2049, 2.375%	$800,000	$1,012,437
U.S. Treasury Note
02/28/2022, 1.125%	169,000	171,875

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $1,194,584)		1,184,312

SHORT-TERM INVESTMENTS 4.04%
Money Market Funds 4.04%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.116% 7-day yield)	1,853,179	1,853,179

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,853,179)		1,853,179

Total Investments - 98.11%
(Cost $41,349,713)		45,056,546

Other Assets in Excess of Liabilities - 1.89%(f)		869,615

NET ASSETS - 100.00%		$45,926,161

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (9.17%)
Consumer Discretionary (0.27%)
Booking Holdings, Inc.	(83)	(122,887)

Financials (1.94%)
Deutsche Bank AG	(70,200)	(520,182)
Mediobanca Banca di Credito Finanziario SpA	(19,852)	(115,040)
Societe Generale S.A.	(5,724)	(89,448)
UniCredit SpA	(21,655)	(166,803)
		(891,473)

Health Care (3.33%)
Alexion Pharmaceuticals, Inc.	(4,400)	(472,868)
Bruker Corp.	(3,340)	(131,329)
Charles River Laboratories International, Inc.	(1,940)	(280,660)
IQVIA Holdings, Inc.	(2,180)	(310,846)
PerkinElmer Inc.	(300)	(27,159)
PRA Health Sciences, Inc.	(3,150)	(303,975)
		(1,526,837)

Information Technology (3.63%)
Accenture PLC - Class A	(620)	(114,818)
SCHEDULE OF SECURITIES SOLD SHORT(a)(continued)	Shares	Value
Information Technology (continued)
Cognizant Technology Solutions Corp. - Class A	(2,000)	$(116,040)
Corning, Inc.	(5,200)	(114,452)
International Business Machines Corp.	(5,020)	(630,311)
Motorola Solutions, Inc.	(1,600)	(230,096)
ON Semiconductor Corp.	(8,700)	(139,592)
Paycom Software, Inc.	(400)	(104,408)
Paylocity Holding Corp.	(900)	(103,077)
Qualys, Inc.	(1,100)	(115,984)
		(1,668,778)

TOTAL COMMON STOCKS
(Proceeds $4,723,623)		(4,209,975)

EXCHANGE TRADED FUNDS (7.08%)
SPDR® S&P 500® ETF Trust	(9,320)	(2,707,274)
SPDR® S&P® Biotech ETF	(3,080)	(287,641)
SPDR® S&P® Regional Banking ETF	(6,800)	(259,284)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $2,872,782)		(3,254,199)

TOTAL SECURITIES SOLD SHORT
(Proceeds $7,596,405)		$(7,464,174)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or written options. As of April 30, 2020, the aggregate market value of those securities was $3,257,795, representing 7.09% of net assets. (See Note 1)
(c)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2020, these securities had an aggregate value of $843,338 or 1.84% of net assets.
(d)	Floating or variable rate security - rate disclosed as of April 30, 2020.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Includes cash which is being held as collateral for total return swap contracts, securities sold short, and written options.

10	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2020 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
EURODOLLAR 90 DAY	Morgan Stanley	Long	188	December 2020	$46,851,950	$213,695
EURODOLLAR 90 DAY	Morgan Stanley	Long	386	June 2021	96,253,925	971,535
					$143,105,875	$1,185,230

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(144,978)	1D FEDEF - 50 bps	1D FEDEF	5/20/2020	$(76,547)	$68,431
Morgan Stanley	Kweichow Moutai Co., Ltd.	545,739	1D FEDEF - 250 bps	1D FEDEF	1/6/2022	592,278	46,539
Morgan Stanley	Sany Heavy Industry Co., Ltd.	432,170	1D FEDEF - 250 bps	1D FEDEF	6/1/2022	444,710	12,540
		$832,931				$960,441	$127,510

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Wuliangye Yibin Co., Ltd.	$227,092	1D FEDEF - 255 bps	1D FEDEF	5/4/2022	$225,253	$(1,839)
Morgan Stanley	Zoomlion Heavy Industry Science	219,047	1D FEDEF - 250 bps	1D FEDEF	6/1/2022	218,261	(786)
		$446,139				$443,514	$(2,625)
TOTAL		$1,279,070				$1,403,955	$124,885

PUT OPTIONS WRITTEN

Underlying Security	Expiration Date	Exercise Price	Contracts	Notional Amount	Value
S&P 500 Index	05/15/2020	$2,460	(50)	$(14,562,150)	$(29,000)

				$(14,562,150)	$(29,000)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Overnight Rates

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of April 30, 2020 was 0.05%

LIBOR Rates:

3M US LIBOR- 3 Month US LIBOR as of April 30, 2020 was 0.56%

SOFR Rates:

1D SOFR - 1 Day SOFR as of April 30, 2020 was 0.04%

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	11

Clough Global Long/Short Fund	Statement of Assets and Liabilities

April 30, 2020 (Unaudited)

ASSETS:

Investments, at value (Cost - see below)	$45,056,546
Cash	942,068
Deposit with broker for futures contracts	403,618
Deposit with broker for securities sold short	8,144,290
Deposit with broker for total return swap contracts	609,180
Deposit with broker for written options	187,679
Unrealized appreciation on total return swap contracts	127,510
Dividends receivable	4,854
Interest receivable	44,364
Receivable for investments sold	2,163,883
Receivable for shares sold	150,000
Other assets	36,999
Due from Adviser	647
Total Assets	57,871,638

LIABILITIES:

Variation margin payable	7,175
Securities sold short (Proceeds $7,596,405)	7,464,174
Written options, at value (Premiums received $249,303)	29,000
Payable for investments purchased	3,924,847
Payable for shares redeemed	7,254
Unrealized depreciation on total return swap contracts	2,625
Payable due to brokers for futures contracts	396,443
Payable for total return swap contracts payments	2,151
Dividends payable - short sales	1,021
Accrued distribution and service fees	3,918
Accrued legal expense	26,243
Accrued administration fee	12,829
Accrued trustees fee	165
Other payables and accrued expenses	67,632
Total Liabilities	11,945,477
Net Assets	$45,926,161
Cost of Investments	$41,349,713

COMPOSITION OF NET ASSETS:

Paid-in capital	$46,890,531
Distributable Earnings/(Accumulated Deficit)	(964,370)
Net Assets	$45,926,161
PRICING OF CLASS I SHARES:
Net Assets	$39,955,038
Shares outstanding of no par value, unlimited shares authorized	3,677,675
Net Asset Value, offering and redemption price per share	$10.86
PRICING OF INVESTOR CLASS SHARES:
Net Assets	$2,184,928
Shares outstanding of no par value, unlimited shares authorized	203,795
Net Asset Value, offering and redemption price per share	$10.72
PRICING OF CLASS A SHARES:
Net Assets	$2,691,353
Shares outstanding of no par value, unlimited shares authorized	251,058
Net Asset Value, offering and redemption price per share	$10.72
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$11.34
PRICING OF CLASS C SHARES:
Net Assets	$1,094,842
Shares outstanding of no par value, unlimited shares authorized	105,029
Net Asset Value, offering and redemption price per share	$10.42

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Operations

For the six months ended April 30, 2020 (Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $3,379)	$404,530
Interest Income	30,834
Interest income - margin account	29,760
Total Income	465,124

EXPENSES:

Investment advisory fees	273,924
Distribution and shareholder service fees:
Investor Class	4,046
Class A	4,892
Class C	7,132
Administration fees	45,860
Trustees fees	40,717
Registration fees	34,808
Dividend expense - short sales	71,061
Custodian fees	27,699
Audit & Tax Services fees	21,460
Legal fees	63,221
Printing fees	4,633
Insurance fees	12,098
Transfer agent fees	19,786
Delegated transfer agent fees:
Class I	3,291
Investor Class	29
Class C	76
Other expenses	14,562
Total Expenses Before Waivers and/or Reimbursements	649,295
Less fees waived and/or reimbursed by Adviser:
Class I	(220,333)
Investor Class	(11,636)
Class A	(14,039)
Class C	(7,237)
Net Expenses	396,050
Net Investment Income	69,074

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(259,490)
Futures contracts	56,334
Securities sold short	(602,714)
Written options	(855,900)
Total return swap contracts	338,390
Foreign currency transactions	(2,883)
Net realized loss	(1,326,263)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(2,502,965)
Futures contracts	1,185,230
Securities sold short	(56,645)
Written options	212,105
Total return swap contracts	(64,391)
Translation of assets and liabilities denominated in foreign currencies	23,045
Net change in unrealized depreciation	(1,203,621)
Net realized and unrealized loss	(2,529,884)
Net Decrease in Net Assets from Operations	$(2,460,810)

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	13

Clough Global Long/Short Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS:

Net investment income/(loss)	$69,074	$(237,685)
Net realized loss	(1,326,263)	(2,523,820)
Net change in unrealized appreciation/(depreciation)	(1,203,621)	5,740,473
Net Increase/(Decrease) in Net Assets From Operations	(2,460,810)	2,978,968

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	3,721,152	6,165,858
Payments for shares redeemed	(5,834,991)	(17,250,650)
Net Decrease in Net Assets From Class I Capital Share Transactions	(2,113,839)	(11,084,792)

Investor Class(a)
Proceeds from shares sold	22,587	194,186
Payments for shares redeemed	(141,823)	(705,866)
Net Decrease in Net Assets From Investor Class Capital Share Transactions	(119,236)	(511,680)

Class A(b)
Proceeds from shares sold	–	2,629,347
Payments for shares redeemed, net of redemption fees	–	(91,853)
Net Increase in Net Assets From Class A Capital Share Transactions	–	2,537,494

Class C
Proceeds from shares sold	9,994	109,956
Payments for shares redeemed	(644,744)	(2,006,516)
Net Decrease in Net Assets From Class C Capital Share Transactions	(634,750)	(1,896,560)

Total Decrease in Net Assets	$(5,328,635)	$(7,976,570)

NET ASSETS:
Beginning of period	51,254,796	59,231,366
End of period	$45,926,161	$51,254,796

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.38		$10.70	$11.03	$9.40	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.02		(0.04)	(0.07)	(0.10)	(0.12)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.54)		0.72	(0.26)	1.73	(0.74)		0.31
Total from Investment Operations	(0.52)		0.68	(0.33)	1.63	(0.86)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–		–	–	–	(0.04)		–
Total Distributions to Common Shareholders	–		–	–	–	(0.04)		–
Net asset value - end of period	$10.86		$11.38	$10.70	$11.03	$9.40		$10.30

Total Investment Return - Net Asset Value(b)	(4.57)%		6.36%	(2.99)%	17.34%	(8.39)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$39,955		$44,213	$52,684	$29,629	$44,003		$35,760

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.55	%(c)	3.09%	2.85%	3.21%	3.76	%(d)	5.62	%(c)(d)
Operating expenses including fee waivers/reimbursements	1.54	%(c)	2.14%	2.03%	1.96%	2.50	%(d)	2.32	%(c)(d)
Net investment income/(loss) including fee waivers/reimbursements	0.33	%(c)	(0.38)%	(0.64)%	(0.96)%	(1.30	)%(d)	(1.66	)%(c)(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.26	%(c)	2.52%	2.42%	2.85%	2.86	%(d)	4.90	%(c)(d)
Operating expenses including fee waivers/reimbursements	1.25	%(c)	1.57%	1.60%	1.60%	1.60	%(d)	1.60	%(c)(d)
Net investment income/(loss) including fee waivers/reimbursements	0.62	%(c)	0.19%	(0.21)%	(0.60)%	(0.40	)%(d)	(0.94	)%(c)(d)

PORTFOLIO TURNOVER RATE(e)	127%		269%	156%	237%	261%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	15

Clough Global Long/Short Fund – Investor Class	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.24		$10.60	$10.96		$9.37		$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.00	(c)	(0.07)	(0.11)		(0.14)		(0.15)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.52)		0.71	(0.25)		1.73		(0.74)		0.32
Total from Investment Operations	(0.52)		0.64	(0.36)		1.59		(0.89)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–		–	–		–		(0.04)		–
Total Distributions to Common Shareholders	–		–	–		–		(0.04)		–
Net asset value - end of period	$10.72		$11.24	$10.60		$10.96		$9.37		$10.30

Total Investment Return - Net Asset Value(d)	(4.63)%		6.04%	(3.28)%		16.97	%(e)	(8.68	)%(e)	3.00	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$2,185		$2,407	$2,776		$210		$76		$27

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.81	%(f)	3.34%	3.14%		3.78%		4.23	%(g)	6.44	%(f)(g)
Operating expenses including fee waivers/reimbursements	1.80	%(f)	2.40%	2.33	%(h)	2.29	%(h)	2.85	%(g)	2.67	%(f)(g)
Net investment income/(loss) including fee waivers/reimbursements	0.07	%(f)	(0.64)%	(0.93)%		(1.36)%		(1.57	)%(g)	(2.00	)%(f)(g)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.52	%(f)	2.77%	2.71%		3.38%		3.33	%(g)	5.72	%(f)(g)
Operating expenses including fee waivers/reimbursements	1.51	%(f)	1.83%	1.90	%(h)	1.89	%(h)	1.95	%(g)	1.95	%(f)(g)
Net investment income/(loss) including fee waivers/reimbursements	0.36	%(f)	(0.07)%	(0.50)%		(0.96)%		(0.67	)%(g)	(1.28	)%(f)(g)

PORTFOLIO TURNOVER RATE(i)	127%		269%	156%		237%		261%		22%

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(e)	Total investment return does not reflect the effect of sales charge.
(f)	Annualized.
(g)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund – Investor Class	Financial Highlights

For a share outstanding throughout the periods indicated

(h)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 and the year ended October 31, 2017, in the amounts of 0.05% and 0.06%, respectively of average net assets of the share class.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	17

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period June 29, 2018 (commencement) to October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.24		$10.60	$11.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.00	(b)	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.52)		0.68	(1.22	)(c)
Total from Investment Operations	(0.52)		0.64	(1.24)
Net asset value - end of period	$10.72		$11.24	$10.60

Total Investment Return - Net Asset Value(d)	(4.63)%		6.04%	(10.47)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$2,691		$2,822	$209

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.80	%(e)	3.42%	2.91	%(e)(f)
Operating expenses including fee waivers/reimbursements	1.80	%(e)	2.30%	2.32	%(e)(f)
Net investment income/(loss) including fee waivers/reimbursements	0.06	%(e)	(0.32)%	(0.61	)%(e)(f)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.52	%(e)	2.97%	2.44	%(e)(f)
Operating expenses including fee waivers/reimbursements	1.52	%(e)	1.85%	1.85	%(e)(f)(g)
Net investment income/(loss) including fee waivers/reimbursements	0.34	%(e)	0.13%	(0.14	)%(e)(f)

PORTFOLIO TURNOVER RATE(h)	127%		269%	156%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $0.005 per share.

(c)	The per share amount varies from the net realized and unrealized gain/loss for the whole period because of the timing of sales of fund shares and per share amount of realized and unrealized gains and losses at such time.

(d)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(e)	Annualized.

(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(g)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 in the amount of 0.10% of average net assets of the share class.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.97		$10.42	$10.84	$9.34	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:(a)
Net investment loss(b)	(0.04)		(0.15)	(0.18)	(0.20)	(0.21)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.51)		0.70	(0.24)	1.70	(0.71)		0.32
Total from Investment Operations	(0.55)		0.55	(0.42)	1.50	(0.92)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–		–	–	–	(0.04)		–
Total Distributions to Common Shareholders	–		–	–	–	(0.04)		–
Net asset value - end of period	$10.42		$10.97	$10.42	$10.84	$9.34		$10.30

Total Investment Return - Net Asset Value(c)	(5.01)%		5.28%	(3.87)%	16.06%	(8.97)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$1,095		$1,813	$3,562	$95	$73		$26

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.56	%(d)	4.07%	3.79%	4.33%	4.78	%(e)	7.09	%(d)(e)
Operating expenses including fee waivers/reimbursements	2.54	%(d)	3.17%	3.06%	2.97%	3.50	%(e)	3.32	%(d)(e)
Net investment loss including fee waivers/reimbursements	(0.66	)%(d)	(1.44)%	(1.58)%	(2.03)%	(2.19	)%(e)	(2.66	)%(d)(e)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.27	%(d)	3.48%	3.32%	3.96%	3.88	%(e)	6.37	%(d)(e)
Operating expenses including fee waivers/reimbursements	2.25	%(d)	2.58%	2.59%	2.60%	2.60	%(e)	2.60	%(d)(e)
Net investment loss including fee waivers/reimbursements	(0.37	)%(d)	(0.85)%	(1.11)%	(1.66)%	(1.29	)%(e)	(1.94	)%(d)(e)

PORTFOLIO TURNOVER RATE(f)	127%		269%	156%	237%	261%		22%

(a)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(d)	Annualized.

(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2020	19

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of April 30, 2020, approximately 49% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments carried at value.

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$35,206,727	$–	$–	$35,206,727
Rights	8,028	–	–	8,028
Purchased Options	282,400	–	–	282,400
Corporate Bond	–	6,521,900	–	6,521,900
Government & Agency Obligations	–	1,184,312	–	1,184,312
Short-Term Investments	1,853,179	–	–	1,853,179
TOTAL	$37,350,334	$7,706,212	$–	$45,056,546

Other Financial Instruments
Assets
Future Contracts**	$1,185,230	$–	$–	$1,185,230
Total Return Swap Contracts**	–	127,510	–	127,510
Liabilities
Written Options	(29,000)	–	–	(29,000)
Securities Sold Short
Common Stocks	(4,209,975)	–	–	(4,209,975)
Exchange Traded Funds	(3,254,199)	–	–	(3,254,199)
Total Return Swap Contracts**	–	(2,625)	–	(2,625)
TOTAL	(6,307,944)	$124,885	$–	$(6,183,059)

*	For detailed sector descriptions, see the accompanying Statement of Investments.

**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the six months ended April 30, 2020, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Semi-Annual Report | April 30, 2020	21

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Restricted securities as of April 30, 2020 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Long/Short Fund
	Broadcom, Inc.	0.61%	4/16/2020	250,000	$279,548	$280,496
	Massachusetts Mutual Life Insurance Co.	0.56%	4/13/2020	250,000	252,028	256,873
	NortonLifeLock, Inc.	0.66%	4/16/2020	300,000	308,115	303,375
	Alphamab Oncology	0.01%	12/6/2019	1,183	1,557	2,594
Total		1.84%			$841,248	$843,338

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Certain foreign countries impose a capital gains tax which is accrued by the Fund based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce the Fund's NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statement of Operations.

Distributions to Shareholders: The Fund normally intends to pay dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies.

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Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

These spot contracts are used by the broker to settle investments denominated in foreign currencies.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors, but rather only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Semi-Annual Report | April 30, 2020	23

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. During the six months ended April 30, 2020, the Fund did not invest in futures contracts.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Fund, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund engaged in purchased and written options during the reporting six months ended April 30, 2020.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

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Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

During the six months ended April 30, 2020, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of April 30, 2020:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$1,185,230
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$127,510
Equity Contracts (Purchased Options)	Investments, at value	$282,400
		$1,595,140

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Equity Contracts (Written Options)	Written Options, at value	$(29,000)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$(2,625)
Total		$(31,625)

The effect of derivatives instruments on the Fund’s Statement of Operations for the six months ended April 30, 2020:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$56,334	$1,185,230
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	889,100	(404,621)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(855,900)	212,105
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	338,390	(64,391)
Total		$427,924	$928,323

The average futures contracts notional amount during the six months ended April 30, 2020 is $78,808,879. The average total return swap contracts notional amount during the six months ended April 30, 2020 is $391,706. The average purchased option contracts notional amount during the six months ended April 30, 2020 is $13,912,140. The average written option contracts notional amount during the six months ended April 30, 2020 is $(12,617,036).

Semi-Annual Report | April 30, 2020	25

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2020.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Total Return Swap Contracts	$127,510	$–	$127,510	$(2,625)	$–	$124,885
Total	$127,510	$–	$127,510	$(2,625)	$–	$124,885

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Total Return Swap Contracts	$2,625	$–	$2,625	$(2,625)	$–	$–
Total	$2,625	$–	$2,625	$(2,625)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Statement of Investments.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in NAV. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective.

26	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to the investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Fund’s ability to reach its investment objective and may adversely affect the value and liquidity of the Fund’s investments. As part of its investment objective, the Fund uses short sales, transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. Increased market price volatility may make this strategy difficult over periods of time. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Fund’s investments.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

There were no distributions paid by the Fund during the year ended October 31, 2019.

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of April 30, 2020, was as follows:

Gross appreciation (excess of value over tax cost)	$8,224,218
Gross depreciation (excess of tax cost over value)	(4,564,808)
Net unrealized appreciation	$3,659,410
Cost of investments for income tax purposes	$43,059,785

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales, passive foreign investment companies, and notional principal contracts.

Semi-Annual Report | April 30, 2020	27

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount.

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Class I:
Beginning of period	3,886,012	4,924,544
Shares sold	320,829	562,166
Shares redeemed	(529,166)	(1,600,698)
Net decrease in shares outstanding	(208,337)	(1,038,532)
Shares outstanding, end of period	3,677,675	3,886,012
Investor Class:(a)
Beginning of period	214,073	261,884
Shares sold	2,145	18,050
Shares redeemed	(12,423)	(65,861)
Net decrease in shares outstanding	(10,278)	(47,811)
Shares outstanding, end of period	203,795	214,073
Class A:(b)
Beginning of period	251,058	19,727
Shares sold	–	240,214
Shares redeemed	–	(8,883)
Net increase in shares outstanding	–	231,331
Shares outstanding, end of period	251,058	251,058
Class C:
Beginning of period	165,212	341,900
Shares sold	871	10,425
Shares redeemed	(61,054)	(187,113)
Net decrease in shares outstanding	(60,183)	(176,688)
Shares outstanding, end of period	105,029	165,212

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short-term securities, and Long Term U.S. Government Obligations, for the six months ended April 30, 2020, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$52,857,613	$52,281,474

Investment transactions in U.S. Government Obligations during the six months ended April 30, 2020 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$2,716,855	$4,507,915

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee, based on the Fund’s average daily net assets, which is paid monthly. The annualized rate of this fee is 1.10%.The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% through February 28, 2021. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

28	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

As of April 30, 2020, the balances of future recoupable expenses were as follows:

	Expires in 2020	Expires in 2021	Expires in 2022	Expires in 2023	Total
Class I	$(429,730)	$(397,552)	$(432,912)	$(220,333)	$(1,480,527)
Investor Class	$(1,398)	$(21,047)	$(24,344)	$(11,636)	$(58,425)
Class A	$–	$(366)	$(12,710)	$(14,039)	$(27,115)
Class C	$(968)	$(17,407)	$(26,750)	$(7,237)	$(52,362)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee accrued daily, paid monthly.

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Investor Class, Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Investor Class and Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b-1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

Shareholder Services Plan for Investor Class and Class A Shares: The Fund has adopted a non-12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Investor Class and Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Investor Class and Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

Semi-Annual Report | April 30, 2020	29

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

6. AFFILIATED TRANSACTIONS

The Fund may engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions from or to another registered investment company, or any account which is considered an affiliated account by reason of having a common investment adviser. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth in Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment or cash credit (to be used to purchase shares of the fund involved) against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the six months ended April 30, 2020 the Fund did not engage in cross trades.

7. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

30	www.cloughglobal.com

Clough Global Long/Short Fund	Additional Information

April 30, 2020 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

Semi-Annual Report | April 30, 2020	31

Clough Global Long/Short Fund	Investment Advisory Agreement Approval

April 30, 2020 (Unaudited)

At a meeting of the Board held on April 28, 2020 the Trustees of Clough Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), voted to approve the continuation of the current Management Agreement (the “Management Agreement”) with Clough Capital Partners L.P. (the “Adviser”) with respect to the Clough Global Long/Short Fund (the “Fund”). The meeting was held telephonically pursuant to SEC guidance providing temporary relief from in-person voting requirement for board approvals in certain circumstances related to the COVID-19 pandemic. In voting such approval, the Board took into account various sources of information, considerations and conclusions, as summarized below.

Management Agreement Approval Process

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors or trustees, including a majority of those directors or trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act, initially approve, and after an initial term not exceeding two years, annually review and consider the continuation of, the mutual fund’s investment advisory agreement. The Board reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Independent Trustees to assist them in their consideration of the continuation of the Management Agreement. This information included, among other things, information about: the Adviser’s organization, operations and personnel; the services provided to the Fund by the Adviser; the Adviser’s portfolio management, trading and compliance practices; and the level of the advisory fee and the total expense ratio of the Fund relative to a peer group of comparable funds investing in broad selection of global equity securities using long/short investment strategies, as detailed in a comparative analysis prepared by an independent data provider. As part of its consideration process, the Board received presentations from representatives of the Adviser regarding the Fund and its investment strategy, and reviewed the Fund’s investment performance in comparison to the performance of benchmark indices and other similarly managed funds. The Independent Trustees of the Board also met in executive session separately from Fund management and the interested Trustees to consider the information provided and to confer with independent legal counsel regarding their responsibilities under relevant laws and regulations.

Nature, Quality and Extent of Services

In evaluating the nature, quality and extent of services provided by the Adviser to the Fund, the Board reviewed information relating to the Adviser’s operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; the portfolio management and trading practices to be employed in managing the Fund; the Adviser’s financial condition and its ability to devote the resources necessary to provide the services required under the Management Agreement; and the Adviser’s dedication to maintaining appropriate compliance programs with respect to the Fund. In particular, the Board noted that the Adviser is a well-regarded organization with an appropriate level of financial and human resources, and had during the prior year added a new member to the Fund’s portfolio management team of personnel with experience managing global long-short portfolios. The Board also compared the Fund’s investment performance over various periods to benchmark indices and a peer group of comparable long-short equity funds selected by an independent data provider. The Board noted that the Fund had outperformed its peer group for the one-year period ended February 29, 2020, when the average annual net total return performance of the peer group was 0.14% and the Fund’s performance was 3.77%. The Board also noted that the Fund had outperformed its peer group for the three-year period ended February 29, 2020, when the average annual net total return performance of the peer group was 2.19% and the Fund’s performance was 5.56%.

Based upon these and other relevant factors, the Board concluded that the Adviser possesses the capability to effectively perform the duties required of it under the Management Agreement and that the Adviser’s personnel are qualified to manage the Fund’s assets in accordance with its stated investment objectives and policies.

Fees and Expenses

In considering the fee payable to the Adviser under the Management Agreement, the Board reviewed comparative information presented in the report of an independent data provider relating to the actual and contractual fee level and total expense ratio of the Fund relative to a peer group of comparable long-short equity funds. In this regard, the Board considered that the gross advisory fee payable by funds in the peer group ranged from 0.800% to 2.302%, with a median of 1.339%, and that the Fund’s gross advisory fee was 1.328% for the fiscal year ended October 31, 2019. The Board also considered that the net total expense ratio for the peer group, excluding investment related expenses, ranged from 1.159% to 2.758%, with a median of 1.623%, and that the Fund’s net total expense ratio, excluding investment related expenses, was 1.569% for the fiscal year ended October 31, 2019. The Board took into account that effective September 30, 2019 the Adviser had contractually agreed to reduce the advisory fee rate payable under the Management Agreement from 1.35% to 1.10% for all share classes. The Board also requested and reviewed information regarding the fees charged by the Adviser to the other registered funds and institutional separate accounts it manages.

In reviewing Fund expense levels, the Board noted that during the one-year period ended February 29, 2020 the Adviser had waived a portion of its advisory fees for the purpose of maintaining a limit on total operating expenses, and that the Adviser had proposed to continue waiving advisory fees, if necessary, for each share class of the Fund for a period of at least one year from the date of the Fund’s prospectus, subject to potential recapture under certain conditions. The Board considered that effective September 30, 2019, the contractual limit on total operating expenses was established at an annual rate of 1.25% through February 28, 2021 (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles).

32	www.cloughglobal.com

Clough Global Long/Short Fund	Investment Advisory Agreement Approval

April 30, 2020 (Unaudited)

On the basis of the information provided, the Board concluded that the advisory fee was reasonable in light of the nature, quality and extent of services provided by the Adviser.

Profitability

In considering the fees payable under the Management Agreement, the Board reviewed information regarding the Adviser’s costs to provide investment management and related services to the Fund and the estimated profitability to the Adviser from all services provided to the Fund. In its evaluation, the Board considered the Adviser’s representation that the level of its estimated profitability was reasonable based on the nature and quality of the services provided and the Adviser’s costs in delivering such services. The Board also considered that the actual profitability of the Fund to the Adviser would depend on the growth of assets under management, after giving effect to the Adviser’s agreement to maintain a limit on total expenses for a period of at least one year from the date of the Fund’s prospectus. Based on these considerations, the Board concluded that the profits expected to be realized by the Adviser as a result of the continuation of the Management Agreement would not be excessive.

Economies of Scale

In reviewing the Fund’s advisory fee, the Board considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to benefit from economies of scale in the event the assets of the Fund increase over time. In considering the potential to realize benefits from economies of scale, the Board reviewed the Fund’s advisory fee in comparison to comparable peer funds as well as the Fund’s current and expected expense ratio after giving effect to the Adviser’s agreement to limit total expenses for a period of one year from the date of the Fund’s prospectus. On the basis of the foregoing, and in light of the Fund’s current and expected asset levels, the Board concluded that the structure of the advisory fee is appropriate and that fee breakpoints are not required at this time. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of breakpoints as part of future annual reviews of the Management Agreement.

Other Benefits

The Board considered other potential benefits to be derived by the Adviser from its relationship with the Fund, as well as any additional benefits which may be derived by the Fund as a result of its association with the Adviser.

Continuation of Agreement

Based on its review of the information provided, and such other factors and conclusions as the Board deemed relevant, the Board, including a majority of the Independent Trustees, concluded that maintaining the Management Agreement with the Adviser is in the best interests of the Fund and voted to approve its continuation. In reaching this determination, the Board did not assign relative weights to any factors or conclusions taken into account nor did it deem any one or group of such factors or conclusions to be determinative in isolation.

Semi-Annual Report | April 30, 2020	33

2020
SEMI-ANNUAL
REPORT

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Clough Global Long/Short Fund.

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

 Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable to the registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	July 2, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	July 2, 2020